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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 7, 2005

                    CARDIODYNAMICS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

        California                      0-11868                  95-3533362
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

6175 Nancy Ridge Drive, San Diego, California                     92121
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   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code  (858)-535-0202

                                       n/a
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On June 7, 2005, CardioDynamics issued a press release (see Exhibit 99.1) announcing the nomination of B. Lynne Parshall and Robert W. Keith to stand for election to its Board of Directors and that Peter C. Farrell, Ronald A. Matricaria, and Ronald L. Merriman will not be standing for re-election at the Annual Meeting of Shareholders to be held on July 21, 2005. None of the departing Directors has expressed any disagreement with the registrant on any matter relating to registrant's operations, policies or practices.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release of CardioDynamics dated June 7, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CardioDynamics International Corporation

Date:  June 7, 2005                     /s/ Stephen P. Loomis
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                                        Stephen P. Loomis
                                        Chief Financial Officer